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                          LOAN AND SECURITY AGREEMENT

                        Dated as of September 30, 1997


                                    Between

                           BIO-CYPHER FUNDING CORP.
                                  as Borrower


                                      and


                             DAIWA HEALTHCO-2 LLC
                                   as Lender
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                                   TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I:        COMMITMENT; AMOUNTS AND TERMS OF THE REVOLVING
                  LOAN

    ss. 1.01.     Revolving Advances...........................................1
    ss. 1.02.     Revolving Commitment and Borrowing Limit.....................1
    ss. 1.03.     Notice of Borrowing; Borrower's Certificate..................2
    ss. 1.04.     Termination of Revolving Commitment..........................2
    ss. 1.05.     Interest and Non-Utilization Fee.............................2
    ss. 1.06.     Voluntary Reductions.........................................2
    ss. 1.07.     Computation of Interest......................................3
    ss. 1.08.     Procedures for Payment.......................................3
    ss. 1.09.     Indemnities..................................................4
    ss. 1.10.     Telephonic Notice............................................5
    ss. 1.11.     Maximum Interest.............................................5

ARTICLE II:       COLLECTION AND DISTRIBUTION

    ss. 2.01.     Collections on the Receivables...............................6
    ss. 2.02.     Establishment of Lender Reserve; Distributions...............6
    ss. 2.03.     Distribution of Funds........................................7
    ss. 2.04.     Distribution of Funds at the Maturity Date or
                  Upon an Event of Default.....................................7
    ss. 2.05.     Distributions to the Borrower Generally......................7
    ss. 2.06.     Avoidance of Breakage Costs..................................7

ARTICLE III:      REPRESENTATIONS AND WARRANTIES; COVENANTS;
                  EVENTS OF DEFAULT

    ss. 3.01.     Representations and Warranties; Covenants....................8
    ss. 3.02.     Events of Default; Remedies..................................8
    ss. 3.03.     Attorney-in-Fact.............................................8

ARTICLE IV:       SECURITY

    ss. 4.01.     Grant of Security Interest...................................9


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ARTICLE V:        MISCELLANEOUS

    ss. 5.01.     Amendments, etc..............................................9
    ss. 5.02.     Notices, etc.................................................9
    ss. 5.03.     Assignability...............................................10
    ss. 5.04.     Further Assurance...........................................10
    ss. 5.05.     Costs and Expenses; Collection Costs........................10
    ss. 5.06.     Confidentiality.............................................11
    ss. 5.07.     Term and Termination; Early Termination Fee.................11
    ss. 5.08.     No Liability of Lender......................................13
    ss. 5.09.     Entire Agreement; Severability..............................13
    ss. 5.10.     GOVERNING LAW...............................................13
    ss. 5.11.     WAIVER OF JURY TRIAL, JURISDICTION AND VENUE................13
    ss. 5.12.     Execution in Counterparts...................................14
    ss. 5.13.     No Proceedings..............................................14

EXHIBITS

Exhibit I         Definitions
Exhibit II        Conditions of Revolving Advances
Exhibit III       Representations and Warranties
Exhibit IV        Covenants
Exhibit V         Events of Default
Exhibit VI        Eligibility Criteria
Exhibit VII-A     Form of Borrowing Base Certificate
Exhibit VII-B     Form of Borrower's Certificate
Exhibit VIII      Form of Depositary Agreement
Exhibit IX-A      Form of Opinion of Counsel
Exhibit IX-B      Form of Opinion of Counsel

SCHEDULES

Schedule I        Addresses for Notice
Schedule II       Credit and Collection Policy
Schedule III      Disclosures
Schedule IV       Lockbox Information


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            LOAN AND SECURITY AGREEMENT, dated as of September 30, 1997, between
BIO-CYPHER FUNDING CORP., a Delaware corporation (together with its successors and assigns, the "Borrower") and DAIWA HEALTHCO-2 LLC, a Delaware limited liability company (together with its successors and assigns, the "Lender"), agree as follows:

            Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to this Agreement. References herein, and in the Exhibits and Schedules hereto, to the "Agreement" refer to this Agreement, as amended, restated, modified or supplemented from time to time in accordance with its terms.

            The Borrower (i) is a Delaware corporation owned by the Provider,
(ii) has acquired and will acquire healthcare receivables from the Provider by purchase or contribution to the capital of the Borrower pursuant to the RPTA, as determined from time to time by the Borrower and the Provider, and (iii) wishes to borrow funds from the Lender on a continuing and revolving basis secured by healthcare receivables acquired from the Provider.

            The Lender is prepared to make a revolving loan secured by such healthcare receivables on the terms and subject to the conditions set forth herein.

            Accordingly, the parties agree as follows:

                                  ARTICLE I.
              COMMITMENT; AMOUNTS AND TERMS OF THE REVOLVING LOAN

            ss. 1.01. Revolving Advances. (a) The Lender agrees to lend to the Borrower, subject to and upon the terms and conditions herein set forth, on any Funding Date, such amounts as, in accordance with the terms hereof, may be requested by the Borrower (each such borrowing, a "Revolving Advance" and the outstanding principal balance of all Revolving Advances from time to time, the "Revolving Loan").

            (b) Each Revolving Advance shall be in a minimum amount of $100,000 or an integral multiple of $100,000 in excess thereof and shall be made on the date specified in the Written Notice, or telephonic notice confirmed in writing, as described in Section 1.03 hereof.

            ss. 1.02. Revolving Commitment and Borrowing Limit. (a) The aggregate unpaid principal amount of the Revolving Loan at any time shall not exceed an amount equal to the lesser of (i) $10,000,000 (the "Revolving Commitment"), and (ii) the Borrowing Base as of such time (the lesser of (i) and
(ii) being the "Borrowing Limit").

            (b) Subject to the limitations herein and of Exhibit II hereof, the Borrower may borrow, repay (without premium or penalty) and reborrow the Revolving Loan. The Revolving Loan shall not exceed in aggregate principal amount at any one time outstanding, and the Lender shall not have any obligation to make any Revolving Advance which shall result in the Revolving Loan being in excess of, the Revolving Commitment.
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            (c) If at any time the outstanding principal amount of the Revolving
Loan exceeds the Borrowing Limit at such time, the Borrower shall promptly, in accordance with Article II hereof, eliminate such excess by paying an amount equal to such excess until such excess is eliminated in full.

            (d) The Borrower may elect to decrease the Revolving Commitment; provided, that such decrease shall be in an amount equal to $1,000,000 or an integral multiple of $1,000,000 in excess thereof and the Borrower shall, upon the effective date of such decrease, pay to the Lender an amount equal to 2.00% of any such decrease.

            ss. 1.03. Notice of Borrowing; Borrower's Certificate. Whenever the Borrower desires a Revolving Advance to be made, the Borrower shall give the Lender two Business Days' prior Written Notice not later than 11:00 a.m. (New York time), or telephonic notice from an Authorized Representative confirmed promptly by a Written Notice, (which, in each case, shall be irrevocable) of its desire for a Revolving Advance. Each notice of borrowing under this Section 1.03 shall be substantially in the form of Exhibit VII-B hereto (each a "Borrower's Certificate") and specify the date on which the Borrower desires to make a borrowing of a Revolving Advance (which in each instance shall be a Funding
Date) and the amount of such borrowing. The Borrower shall attach the most recent Borrowing Base Certificate to the Borrower's Certificate.

            ss. 1.04. Termination of Revolving Commitment. On the Maturity Date, the Revolving Commitment shall be cancelled automatically. Upon such cancellation, the Revolving Advances (together with all other Lender Debt) shall become, without further action by any Person, immediately due and payable together with all accrued interest thereon to such date plus any fees, premiums, charges or costs provided for hereunder.

            ss. 1.05. Interest and Non-Utilization Fee. (a) Interest. The Borrower shall pay interest on the unpaid principal amount of the Revolving Loan on each Interest Payment Date and on the Maturity Date (whether by acceleration or otherwise), in each case, at an interest rate per annum equal to the LIBO Rate plus 3.00%.

            (b) Default Interest. Notwithstanding anything to the contrary contained herein, while any Event of Default is continuing, interest on the Revolving Advances shall be payable on demand at a rate per annum equal to two percentage points (2.00%) in excess of the rate then otherwise applicable to the Revolving Loan.

            (c) Non-Utilization Fee. The Borrower shall pay to the Lender on the first Funding Date of each month a fee (the "Non-Utilization Fee") equal to 0.50% per annum on the average amount, calculated on a daily basis, by which the Revolving Commitment exceeded the outstanding amount of the Revolving Loan during the prior Month.

            ss. 1.06. Voluntary Reductions. Upon not less than two Business Days' Written Notice and at its sole election, the Borrower may on any Funding Date reduce the outstanding principal amount of the Revolving Loan; provided, however, that the Borrower shall provide the


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Lender with at least 30 days' prior Written Notice to the extent such reduction shall be more than 10% of the then outstanding principal amount of the Revolving Loan.

            ss. 1.07. Computation of Interest. (a) Interest on the Revolving Loan and fees and other amounts calculated by the Lender on the basis of a rate per annum shall be computed on the basis of actual days elapsed over a 360-day year.

            (b) Whenever any payment to be made hereunder or under any other Document shall be stated to be due and payable on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment.

            ss. 1.08. Procedures for Payment. (a) Each payment hereunder shall be made not later than 12:00 noon (New York City time) on the day when due in lawful money of the United States of America to the Lender without counterclaim, offset, claim or recoupment of any kind and free and clear of, and without deduction for, any present or future withholding or other taxes, duties or charges of any nature imposed on such payments or prepayments by or on behalf of any Governmental Entity thereof or therein, except for Excluded Taxes. If any such taxes, duties or charges are so levied or imposed on any payment to the Lender, the Borrower will make additional payments in such amounts as may be necessary so that the net amount received by the Lender, after withholding or deduction for or on account of all taxes, duties or charges, including deductions applicable to additional sums payable under this Section 1.08, will be equal to the amount provided for herein. Whenever any taxes, duties or charges are payable by the Borrower with respect to any payments hereunder, the Borrower shall furnish promptly to the Lender information, including certified copies of official receipts (to the extent that the relevant governmental authority delivers such receipts), evidencing payment of any such taxes, duties or charges so withheld or deducted. If the Borrower fails to pay any such taxes, duties or charges when due to the appropriate taxing authority or fails to remit to the Lender the required information evidencing payment of any such taxes, duties or charges so withheld or deducted, the Borrower shall indemnify the Lender for any incremental taxes, duties, charges, interest or penalties that may become payable by the Lender as a result of any such failure.

            (b) Notwithstanding anything to the contrary contained in this Agreement, the Borrower agrees to pay any present or future stamp or documentary taxes, any intangibles tax or any other sales, excise or property taxes, charges or similar levies now or hereafter assessed that arise from and are attributable to any payment made hereunder or from the execution, delivery of, or otherwise with respect to, this Agreement or any other Documents and any and all recording fees relating to any Documents securing any Lender Debt ("Other Taxes").

            (c) The Borrower shall indemnify the Lender for the full amount of any taxes, duties or charges other than Excluded Taxes (including, without limitation, any taxes other than Excluded Taxes imposed by any jurisdiction on amounts payable under this Section 1.08) duly paid or payable by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Indemnification payments shall be made within 30 days from the


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date the Lender makes written demand therefor together with summary documentation with respect thereto.

            (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 1.08 shall survive the payment in full of principal and interest hereunder.

            ss. 1.09. Indemnities. (a) The Borrower hereby agrees to indemnify the Lender on demand against any loss or expense which the Lender or a branch or an Affiliate of the Lender may sustain or incur as a consequence of: (i) any default in payment or prepayment of the principal amount of any Revolving Advance made to it or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise); (ii) the effect of the occurrence of any Event of Default upon any Revolving Advance made to it; (iii) the payment or prepayment of the principal amount of any Revolving Advance made to it or any portion thereof, on any day other than a Funding Date; or (iv) the failure by the Borrower to accept a Revolving Advance after it has requested such borrowing, conversion or renewal; in each such case including, but not limited to, any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Revolving Advance or any portion thereof. The Lender shall provide to the Borrower a statement, supported when applicable by documentary evidence, explaining the amount of any such loss or expense it incurs, which statement shall be conclusive absent manifest error.

            (b) The Borrower hereby agrees to indemnify and hold harmless the Lender and its Affiliates, directors, officers, agents, representatives, counsel and employees and each other Person, if any, controlling them or any of its Affiliates within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Exchange Act (each an "Indemnified Party"), from and against any and all losses, claims, damages, costs, expenses (including reasonable counsel fees and disbursements) and liabilities which may be incurred by or asserted against such Indemnified Party with respect to or arising out of the commitments hereunder to make the Revolving Advances, or the financings contemplated hereby, the other Documents, the Collateral (including, without limitation, the use thereof by any of such Persons or any other Person, the exercise by the Lender of rights and remedies or any power of attorney with respect thereto, and any action or inaction of the Lender under and in accordance with any Security Document), the use of proceeds of any financial accommodations provided hereunder, any investigation, litigation or other proceeding brought or threatened relating thereto, or the role of any such Person or Persons in connection with the foregoing whether or not they or any other Indemnified Party is named as a party to any legal action or proceeding ("Claims"). The Borrower will not, however, be responsible to any Indemnified Party hereunder for any Claims to the extent that such Claim shall have arisen out of or resulted principally from (a)(i) actions taken or omitted to be taken by any Indemnified Party which constitute bad faith, willful misconduct or gross negligence of any Indemnified Party, or (ii) the violation of any law or regulation applicable to such Indemnified Party (except to the extent that such violation results principally from any breach of any representation, warranty or agreement by or on behalf of the Borrower, any Subsidiary or any Affiliate of the Borrower, or (b) a successful claim by any Subsidiary or Affiliate of the Borrower against any Indemnified Party ("Excluded


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Claims"). The Indemnified Party shall give the Borrower prompt Written Notice of any Claim setting forth a description of those elements of the Claim of which such Indemnified Party has knowledge. The Borrower shall have the right at any time during which a Claim is pending to select counsel to defend and settle any Claims so long as in any such event the Borrower shall have stated in a writing delivered to the applicable Indemnified Party that, as between the Borrower and such Indemnified Party, the Borrower is responsible to such Indemnified Party with respect to such Claim; provided, however, that the Borrower shall not be entitled to control the defense of any Claim in the event that there are defenses available to the Indemnified Party which are material and meritorious and are not available to, or capable of assertion by, the Borrower. In any other case, the Indemnified Party shall have the right to select counsel and control the defense of any Claims (but solely to the extent that it elects to diligently pursue such Claim) and to the extent that the Indemnified Party does not, in its sole reasonable judgment, believe that such action or strategy will detriment its economic interest, such Indemnified Party shall endeavor in good faith to minimize the indemnity obligations of the Borrower hereunder; provided, however, that no Indemnified Party shall settle any Claim as to which it is controlling the defense without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed. With respect to any Claim for which the Borrower is entitled to select counsel, each Indemnified Party shall have the right, at its expense, to participate in the defense of such Claim. In the event that, with respect to any Claim, more than one Indemnified Party shall be permitted hereunder to select counsel to defend such Claim for which expense the Borrower would otherwise be liable and shall decide to do so, then all such Indemnified Parties shall select the same counsel to defend such Indemnified Parties with respect to such Claim; provided, however, that if any such Indemnified Party shall in its reasonable opinion consider that the retention of one joint counsel as aforesaid shall result in a conflict of interest, such Indemnified Party may, at its expense, retain its own counsel to defend such Indemnified Party with respect to such Claim. The Indemnified Parties and the Borrower and their respective counsel shall cooperate with each other in all reasonable respects in any investigation, trial and defense of any such Claim and any appeal arising therefrom.

            Provided that the Borrower fulfills its indemnification payment obligations to any Indemnified Party with respect to any Claim pursuant to this
Section 4.02, the Borrower shall be subrogated to the rights of such Indemnified Party in respect of such Claim.

            ss. 1.10. Telephonic Notice. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice of a borrowing, conversion or renewal, the Lender may act without liability upon the basis of telephonic notice believed by the Lender in good faith to be from an Authorized Representative of the Borrower prior to receipt of written confirmation.

            ss. 1.11. Maximum Interest. (a) No provision of this Agreement shall require the payment to the Lender or permit the collection by the Lender of interest in excess of the maximum rate of interest from time to time permitted (after taking into account all consideration which constitutes interest) by laws applicable to the Lender Debt and binding on the Lender (such maximum rate being the Lender's "Maximum Permissible Rate").



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            (b) If the amount of interest (computed without giving effect to this Section 1.11) payable on any Interest Payment Date in respect of the preceding interest computation period would exceed the amount of interest computed in respect of such period at the Maximum Permissible Rate, the amount of interest payable to the Lender on such date in respect of such period shall be computed at the Maximum Permissible Rate.

            (c) If at any time and from time to time: (i) the amount of interest payable to any Lender on any Interest Payment Date shall be computed at the Maximum Permissible Rate pursuant to the preceding subsection (b); and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Lender would be less than the amount of interest payable to the Lender computed at the Maximum Permissible Rate, then the amount of interest payable to the Lender in respect of such subsequent interest computation period shall continue to be computed at the Maximum Permissible Rate until the amount of interest payable to the Lender shall equal the total amount of interest which would have been payable to the Lender if the total amount of interest had been computed without giving effect to the preceding subsection
(b).

                                  ARTICLE II.
                          COLLECTION AND DISTRIBUTION

            ss. 2.01. Collections on the Receivables. The Lender shall be entitled with respect to all Receivables, (i) to receive and to hold as collateral all Receivables and all Collections on Receivables in accordance with the terms of the Depositary Agreement, and (ii) to the extent permitted by law and in a manner consistent with all applicable laws and regulations, to have and to exercise any and all rights (x) to collect, record, track and, during the continuance of an Event of Default, take all actions to obtain Collections with respect to all Receivables payable by Insurers and Private Payors, and (y) record, track and, during the continuance of an Event of Default, take all actions to obtain Collections with respect to all Receivables payable by Governmental Entities.

            ss. 2.02. Establishment of Lender Reserve; Distributions. On the Initial Funding Date the Lender will establish a segregated deposit account in the name and sole dominion and control of the Lender (the "Lender Reserve") for the purpose of receiving funds from the Borrower to be distributed towards the payment, when due, of the A/R Fees and interest. Amounts held in the Lender Reserve shall be invested solely in Eligible Investments. So long as no Event of Default is continuing (i) on each Interest Payment Date, the Lender shall withdraw from all amounts available in the Lender Reserve to make payment (in whole or, if such amounts are insufficient to make payment in whole, then to make payment in part) of (x) all interest due and payable on such Interest Payment Date, and (y) any Borrowing Base Deficiency existing on such Interest Payment Date, and (ii) on the first Business Day of each Month the Lender shall withdraw from all amounts available in the Lender Reserve to make payment (in whole or, if such amounts are insufficient to make payment in whole, then to make payment in part) of all A/R Fees due and payable. Upon the occurrence and during the continuance of an Event of Default, amounts in the Lender Reserve shall be made available for distribution in accordance with the provisions of
Section 2.04 hereof. Upon the payment in full of all Lender Debt, all remaining amounts held in the Lender Reserve shall be delivered to the Borrower.


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            ss. 2.03. Distribution of Funds. On each Funding Date, and provided, that no Event of Default is continuing, the Lender shall distribute any and all Collections received since the immediately prior Funding Date, together with interest thereon (at the Overnight Rate established from time to time) from the date of receipt until the Funding Date so distributed as follows: FIRST, to the Special Reserve Account, an amount in cash, if any, sufficient to fund the Special Reserve Requirement in accordance with Section 5.11 of the RPTA; SECOND, to any other cash collateral account, if any, established pursuant to Section
5.11 of the RPTA, an amount in cash sufficient to fund such cash collateral account as agreed pursuant to Section 5.11(b) of the RPTA; THIRD, to the Lender, an amount in cash equal to the Fee and Interest Shortfall, if any, until such amount has been paid in full; FOURTH, to the Lender Reserve, an amount in cash, if any, sufficient to fund the balance of the Lender Reserve to the Reserve Requirement, until the Reserve Requirement has been funded in full; FIFTH, to the Lender Reserve, an amount in cash equal to the Borrowing Base Deficiency, if any, until such amount is paid in full; SIXTH, to the Lender, an amount in cash equal to the payment, if any, of principal on the Revolving Loan due and payable on such Funding Date, until such amount has been paid in full; SEVENTH, to the Lender, an amount in cash equal to the payment of any other Lender Debt due and payable on such Funding Date, if any, until such amount has been paid in full; and EIGHTH, to the Borrower, all remaining amounts of Collections, together with interest thereon (at the Overnight Rate established from time to time) from the date of receipt until the Funding Date so distributed.

            ss. 2.04. Distribution of Funds at the Maturity Date or Upon an Event of Default. At the Maturity Date or upon the occurrence and during the continuance of an Event of Default, subject to the rights and remedies of the Lender pursuant to Section 3.02 hereof, the Lender shall distribute any and all Collections as follows: FIRST, to the Lender, an amount in cash equal to any and all accrued fees and collection costs as set forth in Section 5.05, until such amount has been paid in full; SECOND, to the Lender, an amount in cash equal to all accrued and unpaid interest on the Revolving Loan (at the rates established under Section 1.05) until such amount has been funded in full; THIRD, to the Lender, an amount in cash equal to the principal amount of the Revolving Loan, until such amount is paid in full; FOURTH, to the Lender, an amount in cash equal to the payment of any other Lender Debt due and payable on such Funding Date, until such amount has been paid in full; and FIFTH, to the Borrower, all remaining amounts of Collections.

            ss. 2.05. Distributions to the Borrower Generally. Distributions to the Borrower on each Funding Date shall be deposited in an account designated by the Borrower in writing to the Program Manager from time to time.

            ss. 2.06. Avoidance of Breakage Costs. So long as no Default or Event of Default is continuing or the Borrower has provided at least 30 days' prior Written Notice thereof, the Lender shall not apply out of the Collections any payment of principal to any portion of a Revolving Loan in excess of 10% of the outstanding principal amount of the Revolving Loan outstanding at such time.



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                                 ARTICLE III.
                  REPRESENTATIONS AND WARRANTIES; COVENANTS;
                               EVENTS OF DEFAULT

            ss. 3.01. Representations and Warranties; Covenants. The Borrower makes on the Initial Funding Date and on each subsequent Funding Date, the representations and warranties set forth in Exhibit III hereto, and hereby agrees to perform and observe the covenants set forth in Exhibit IV hereto.

            ss. 3.02. Events of Default; Remedies. (a) If any Event of Default shall occur and be continuing, the Lender may, by Written Notice to the Borrower, take either or both of the following actions: (x) declare the Maturity Date to have occurred, and (y) without limiting any rights hereunder and subject to applicable law, replace the Borrower and the Borrower's agent in its performance of any or all of the "Primary Servicer Responsibilities" under the RPTA (which replacement may be effectuated through the outplacement to a qualified and experienced third-party of all back office duties, including billing, collection and processing responsibilities, and access to all personnel, hardware and software utilized in connection with such responsibilities); provided, that, with respect to the Event of Default in clause (i) of Exhibit V, the Maturity Date shall be deemed to have occurred automatically and without notice. Upon any such declaration or designation, the Lender shall have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.

            (b) Right of Set-Off. The Borrower hereby irrevocably authorizes and instructs the Lender to set-off the full amount of any Lender Debt due and payable against (i) any Collections, or (ii) the principal amount of any Revolving Advance requested on or after such due date. No further notification, act or consent of any nature whatsoever is required prior to the right of the Lender to exercise such right of set-off; provided, however, a member of the Lender Group shall notify the Borrower: (1) a set-off pursuant to this Section
3.02 occurred, (2) the amount of such set-off and (3) a description of the Lender Debt that was due and payable.

            ss. 3.03. Attorney-in-Fact. The Borrower hereby irrevocably designates and appoints the Lender, the Master Servicer and each other Person in the Lender Group, to the extent permitted by applicable law and regulation, as the Borrower's attorneys-in-fact, which irrevocable power of attorney is coupled with an interest, with authority, upon the occurrence and during the continuance of an Event of Default (and to the extent not prohibited under applicable law and regulations) to (i) endorse or sign the Borrower's name to financing statements, remittances, invoices, assignments, checks (other than, absent a court order, payments from Governmental Entities), drafts, or other instruments or documents in respect of the Receivables, (ii) notify Insurers and Private Payors to make payments on the Receivables directly to the Lender, and (iii) bring suit in the Borrower's name and settle or compromise such Receivables as the Lender or the Master Servicer may, in its discretion, deem appropriate.



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                                  ARTICLE IV.
                                   SECURITY

            ss. 4.01. Grant of Security Interest. (a) As collateral security for the Borrower's obligations to pay the Lender Debt when due and payable and its indemnification obligations hereunder, the Borrower hereby grants to the Lender a first priority Lien on and security interest in and right of set-off against all of the rights, title and interest of the Borrower in and to (i) the RPTA,
(ii) to the maximum extent permitted by law, the Provider Lockbox and the Provider Lockbox Account, (iii) all of the Borrower's Accounts whether now owned or hereafter acquired, (iv) any and all amounts held in any bank or trust accounts maintained at Union Bank of California, N.A. in respect of any of the foregoing or in compliance with any terms of this Agreement, and (v) all proceeds of the foregoing. This Agreement shall be deemed to be a security agreement as understood under the UCC.

            (b) The Borrower agrees to execute, and hereby authorizes the Lender to file, one or more financing statements or continuation statements or amendments thereto or assignments thereof in respect of the Lien created pursuant to this Section 4.01 which may at any time be required or, in the reasonable opinion of the Lender, be desirable, and to do so without the signature of the Borrower where permitted by law.


                                  ARTICLE V.
                                 MISCELLANEOUS

            ss. 5.01. Amendments, etc. (a) No amendment or waiver of any provision of this Agreement or consent to any departure therefrom by a party hereto shall be effective unless in a writing signed by the Lender and the Borrower and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Lender or the Borrower to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

            (b) The parties hereto agree to make any change, modification or amendment to this Agreement as may be requested by Duff & Phelps Credit Rating Co. or any other rating agency then rating the healthcare financing program of the Lender, so long as any such change, modification or amendment does not materially adversely affect the parties hereto.

            ss. 5.02. Notices, etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which may include facsimile communication) and shall be faxed or delivered, (i) to each party hereto (and the Lender hereby agrees that notices to or for its benefit may be delivered to the Program Manager and such delivery to the Program Manager shall be deemed received by the Lender), at its address and facsimile number set forth under its name on the signature pages hereof or at such other address and facsimile number as shall be designated by such party in a Written Notice to the other parties hereto, and (ii) to the Program Manager and the

Master Servicer at the respective addresses and facsimile numbers set forth on
Schedule I attached hereto. Notices and communications by facsimile shall be effective upon electronic confirmation of receipt by the addressee, and notices and communications sent by other means shall be effective when received.

            ss. 5.03. Assignability. (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

            (b) The Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Lender.

            ss. 5.04. Further Assurance. The Borrower shall, at its cost and expense, upon the request of the Lender, duly execute and deliver, or cause to be duly executed and delivered, to the Lender such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Lender to carry out more effectively the provisions and purposes of this Agreement.

            ss. 5.05. Costs and Expenses; Collection Costs. (a) The Borrower agrees to pay on demand (i) all reasonable non-legal costs and expenses in connection with the preparation, execution and delivery of this Agreement; (ii) the reasonable fees and out-of-pocket expenses of counsels for the Lender and its Affiliates in connection with this transaction; and (iii) all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), of the Lender and its Affiliates in connection with any waiver, modification, supplement or amendment hereto, or the enforcement of this Agreement. The Borrower further agrees to pay on the Initial Funding Date (and with respect to costs and expenses incurred following the Initial Funding Date, within seven days of demand therefor) (x) all reasonable costs and expenses incurred by the Lender or its agent in connection with periodic audits of the Receivables, which audits, other than after an Event of Default, shall occur no more frequently than annually, and (y) all reasonable costs and expenses incurred by the Master Servicer or the Program Manager to accommodate any significant coding or data system changes made by the Borrower that would affect the transmission or interpretation of data received through the interface.

            (b) In the event that, after an Event of Default has occurred and is continuing, the Lender shall retain an attorney or attorneys to collect, enforce, protect, maintain, preserve or foreclose its interests with respect to this Agreement, any other Documents, any Lender Debt, any Receivable or the Lien on any Collateral or any other security for the Lender Debt or under any instrument or document delivered pursuant to this Agreement, or in connection with any Lender Debt, the Borrower shall pay all of the reasonable costs and expenses of such collection, enforcement, protection, maintenance, preservation or foreclosure, including reasonable attorneys' fees, which amounts shall be part of the Lender Debt, and the Lender may take judgment for all such amounts. The attorney's fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel in any way or with respect to or arising out of or in connection with or relating to any of the events or actions described in this Section 5.05 shall be payable by the Borrower to the Lender on demand (with interest accruing from the twentieth Business Day following the date of such demand, and shall be additional obligations under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: recording costs, appraisal costs, paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; telecopier charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services, all of which shall be reasonable.

            ss. 5.06. Confidentiality. (a) The Borrower and the Lender hereby acknowledge that this Agreement and documents delivered hereunder or under the RPTA (including, without limitation, any information relating to the Borrower, the Lender or the Provider) contain confidential and proprietary information. Unless otherwise required by applicable law, the Borrower and the Lender each hereby agrees to maintain the confidentiality of this Agreement (and all drafts and other documents delivered in connection therewith including, without limitation, any information relating to the Borrower, the Lender or the Provider delivered hereunder and/or under the RPTA) in communications with third parties and otherwise and to take all reasonable actions to prevent the unauthorized use or disclosure of and to protect the confidentiality of such confidential information; provided, that, such confidential information may be disclosed to
(i) the Borrower's legal counsel, accountants and auditors, the Provider under the RPTA, and the Borrower's and Provider's investors and creditors, and their respective legal counsel, accountants and auditors, (ii) the Program Manager, the Person then fulfilling the "Primary Servicer Responsibilities" under the RPTA, each member of the Lender Group, investors in and creditors of the Lender, appropriate rating agencies with respect to the Lender, and each of their respective legal counsel and auditors, (iii) any Person, if such information otherwise becomes available to such Person or publicly available through no fault of any party governed by this Section 5.06, (iv) any Governmental Entity requesting such information, and (v) any other Person with the written consent of the other party, which consent shall not be unreasonably withheld.

            (b) Each of the Borrower and the Lender understands and agrees that the Borrower and the Lender may suffer irreparable harm if the Borrower breaches its obligations under Section 5.06(a) herein and that monetary damages shall be inadequate to compensate the Lender for such breach. Accordingly, each of the Borrower and the Lender agrees that, in the event of a breach by the Borrower of
Section 5.06(a), the Lender, in addition and not in limitation of its rights and remedies under law, shall be entitled to a temporary restraining order, preliminary injunction and permanent injunction to prevent or restrain any such breach.

            (c) Lender hereby agrees to, and shall take all reasonable steps to cause each member of the Lender Group to, comply with all applicable laws regarding confidential patient/customer information it receives in connection with the transactions described in this Agreement.

            ss. 5.07. Term and Termination; Early Termination Fee. (a) The obligations of the Lender under this Agreement shall continue in full force and effect from the date hereof until the

Maturity Date. Upon the payment in full of all Lender Debt, the Lender shall take all actions and deliver all assignments, certificates, releases, notices and other documents, at the Borrower's expense, as the Borrower may reasonably request to effect such termination.

            (b) The Borrower may terminate this Agreement at any time prior to the Maturity Date upon (i) lapse of not less than five Business Days' prior Written Notice (which shall be irrevocable) to the Lender of default of the commitment by the Lender to make Revolving Advances pursuant to Article I hereof and (ii) payment in full of all Lender Debt, including all applicable fees, charges, premiums and costs, all as provided hereunder, and in such occurrence of clauses (i) and (ii) the commitment hereunder shall be deemed to be terminated.

            (c) Upon the termination of this Agreement (for any reason other than the default hereof by the Lender) prior to the Scheduled Maturity Date, the Borrower shall pay to the Lender an early termination fee amount equal to 2.00% of the Revolving Commitment then in effect.

            (d) The termination of this Agreement shall not affect any rights of the Lender or any obligations of the Borrower arising on or prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all Lender Debt incurred on or prior to such termination has been paid and performed in full.

            (e) Upon the giving of notice of acceleration after the occurrence of an Event of Default under this Agreement, all Lender Debt shall be due and payable on the date of the Event of Default specified in such notice. Upon the
(i) the termination of all commitments and obligations of the Lender, and (ii) the indefeasible payment in full of all Lender Debt, the Lender shall, at the Borrower's request and sole cost and expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

            (f) The Liens and rights granted to the Lender hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Lender Debt has been indefeasibly paid in full in cash.

            (g) All indemnities representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof unless otherwise provided.

            (h) Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Lender Debt, the Lender is for any reason compelled to surrender such payment to any Person or entity because such payment is determined to be void or voidable as a preference, an impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force (except that the Revolving Commitment of the Lender shall have been terminated), and the Borrower shall be liable to, and shall indemnify and hold the Lender harmless for the amount of such payment surrendered until the Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

            ss. 5.08. No Liability of Lender. (a) Neither this Agreement nor any document executed in connection herewith shall constitute an assumption by the Lender of any obligation to any Obligor or any patient or customer of the Provider.

            (b) Notwithstanding any other provision herein, no recourse under any obligation, covenant, agreement or instrument of the Lender contained herein or with respect hereto shall be had against any Related Person whether arising by breach of contract, or otherwise at law or in equity (including any claim in tort), whether express or implied, it being understood that the agreements and other obligations of the Lender herein and with respect hereto are solely its corporate obligations; provided, however, nothing herein above shall operate as a release of any liability which may arise as a result of such Related Person's gross negligence or willful misconduct. The provisions of this Section 5.08 shall survive the termination of this Agreement.

            ss. 5.09. Entire Agreement; Severability. (a) This Agreement, including all exhibits hereto, embodies the entire agreement and understanding of the parties concerning the subject matter contained herein. This Agreement supersedes any and all prior agreements and understandings between the parties, whether written or oral.

            (b) If any provision of this Agreement shall be declared invalid or unenforceable, the parties hereto agree that the remaining provisions of this Agreement shall continue in full force and effect.

            ss. 5.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

            ss. 5.11. WAIVER OF JURY TRIAL, JURISDICTION AND VENUE. THE PARTIES HERETO HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER RELATED TO THIS AGREEMENT, AND HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ANY SUCH LITIGATION, THE PARTIES HERETO WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREE THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE PARTIES HERETO AT THEIR ADDRESSES SET FORTH ON THE SIGNATURE PAGE HEREOF OR SUCH OTHER ADDRESS AS A PARTY MAY NOTIFY THE OTHER PARTY IN WRITING FROM TIME TO TIME. THE PARTIES HERETO SHALL APPEAR IN ANSWER TO SUCH SUMMONS, COMPLAINT OR OTHER PROCESS WITHIN THE

TIME PRESCRIBED BY LAW, FAILING WHICH THE PARTY FAILING TO SO APPEAR SHALL BE DEEMED IN DEFAULT AND JUDGMENT MAY BE ENTERED BY THE PARTY PROSECUTING THE CLAIM FOR THE AMOUNT OF THE CLAIM AND OTHER RELIEF REQUESTED THEREIN.

            ss. 5.12. Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            ss. 5.13. No Proceedings. The Borrower hereby agrees that it will not institute against the Lender any proceeding of the type referred to in clause (i) of Exhibit V so long as any senior indebtedness issued by the Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such senior indebtedness shall have been outstanding.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


      BORROWER:                         BIO-CYPHER FUNDING CORP.


                                        By: __________________________________
                                            Name:
                                            Title:

                                        Address: 3301 C Street, Suite 100E
                                                 Sacramento, CA  95816

                                            Attention:
                                            Facsimile Number:

        LENDER:                         DAIWA HEALTHCO-2 LLC


                                        By: __________________________________
                                            Name:
                                            Title:

                                            c/o Lord Securities Corporation
                                            Two Wall Street
                                            New York, NY  10005
                                            Attention: Richard L. Taiano/
                                                       Dwight Jenkins
                                            Facsimile Number: (212) 346-9012

                                  EXHIBIT I.

                                  DEFINITIONS

            As used in the Agreement (including its Exhibits and Schedules), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Accounts" means any and all accounts (including, without limitation, all Receivables), general intangibles and other obligations owing or to be owing to the Borrower for the payment of money arising out of any sale of medical products or rendition of medical services in the ordinary course of business by the Provider (including, without limitation, under any tradenames of the Provider), whether now existing or hereafter arising, including all rights to reimbursement under any agreements with and payments from Obligors, customers, patients or other Persons and all proceeds of any of the foregoing.

            "Accounts Receivable Turnover" means, at any date, for the 12-month period then most recently ended, the product obtained by multiplying (a) the quotient obtained by dividing (i) aggregate Receivables of the Provider as of such date, by (ii) aggregate revenue of the Provider for the 12-month period then ended, by (b) 365 days.

            "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" has the meaning set forth in the preamble hereto.

            "A/R Fee" means the account receivable tracking fee, due on the first Business Day of each Month, in an amount equal to:

                               AORA x TD/360 x ARP
where:

      AORA        =     The average outstanding amount of the Revolving Loan for
                        the prior Month, calculated as the arithmetic average of all daily balances

      TD          =     The actual amount of days in such prior Month

      ARP = The applicable A/R Fee Percentage, determined by reference to the AORA for the prior Month, as follows:

AORA for                                                               A/R Fee
the Prior Month                                                      Percentage
---------------                                                      ----------

less than or equal to $3,000,000                                        0.60%
greater than $3,00,000 but less than or equal to $5,000,000             0.55%
greater than $5,000,000 but less than or equal to $7,000,000            0.50%
greater than $7,000,000 but less than or equal to $10,000,000           0.45%
greater than $10,000,000                                                0.40%

provided that if this Agreement shall be terminated on a day other than the first Business Day of a Month, such A/R Fee for such period from the last day of the prior Month to the date of termination shall be calculated as above by substituting such final period for the term "Month" hereinabove.

            "Authorized Representative" shall mean each Person designated from time to time, as appropriate, in a Written Notice by the Borrower to the Lender for the purposes of giving notices of borrowing, conversion or renewal of Revolving Advances, which designation shall continue in force and effect until terminated in a Written Notice to the Lender.

            "Borrower" has the meaning set forth in the preamble hereto.

            "Borrower's Certificate" has the meaning set forth in Section 1.03.

            "Borrowing Base" shall mean an amount equal to 85% of the Expected Net Value of Eligible Receivables as of such time as determined by reference to and as set forth in the most recent Borrowing Base Certificate delivered to the Lender by the Borrower as of such time pursuant to Exhibit IV, Clause (j)(i).

            "Borrowing Base Certificate" shall mean a certificate (which may be sent by Transmission), substantially in the form set forth in Exhibit VII-A hereto, which shall provide the most recently available information (including updated information) with respect to the Eligible Receivables of the Borrower (segregated by the classes set forth in the definition of "Net Value Factor") that is set forth in the general trial balance of the Provider, in form and substance satisfactory to the Lender and the Master Servicer.

            "Borrowing Base Deficiency" shall mean, as of any date, the positive difference, if any, between (x) the outstanding principal amount of the Revolving Loan, minus (y) the Borrowing Base indicated on the most recent Borrowing Base Certificate.

            "Borrowing Limit" has the meaning set forth in Section 1.02.

            "Business Day" means any day on which banks are not authorized or required to close in New York City, New York or Sacramento, California.

            "CHAMPUS" means the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation and established pursuant to 10 USC ss.ss. 1071-1106, and all regulations promulgated thereunder including without limitation (a) all federal statutes (whether set forth in 10 USC ss.ss. 1071-1106 or elsewhere) affecting CHAMPUS; and (b) all rules, regulations (including 32 CFR 199), manuals, orders and administrative, reimbursement and other guidelines of all Governmental Entities (including, without limitation, the Department of Health and Human Services, the Department of Defense, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law) in each case as may be amended, supplemented or otherwise modified from time to time.

            "Claims" has the meaning set forth in Section 1.09(b).

            "Collateral Account Agreement" means that certain Collateral Account Agreement to be established in connection with the Special Reserve Account in form and substance satisfactory to the Borrower and the Lender, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

            "Collections" means all cash collections, wire transfers, electronic funds transfers and other cash proceeds of Accounts deposited in or transferred to the Lender Lockbox Account, including, without limitation, all cash proceeds thereof.

            "Credit and Collection Policy" means those receivables credit and collection policies and practices of the Borrower in effect on the date of the Agreement and set forth in Schedule II hereto, as modified from time to time with the consent of the Lender.

            "Debt" of any Person means (without duplication): (i) all obligations of such party for borrowed money, (ii) all obligations of such party evidenced by bonds, notes, debentures, or other similar instruments, (iii) all obligations of such party to pay the deferred purchase price of property or services (other than trade payables in the ordinary course of business), (iv) all "capital leases" (as defined by GAAP) of such party, (v) all Debt of others directly or indirectly guaranteed (which term shall not include endorsements in the ordinary course of business) by such party, (vi) all obligations secured by a Lien existing on property owned by such party, whether or not the obligations secured thereby have been assumed by such party or are non-recourse to the credit of such party (but only to the extent of the value of such property), and
(vii) all reimbursement obligations of such party (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances and similar instruments.

            "Default" shall mean an event, act or condition which with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

            "Defaulted Receivable" shall mean a Receivable (i) as to which the Obligor thereof or any other Person obligated thereon has taken any action, or suffered any event to occur, of the type described in paragraph (i) of Exhibit V, or (ii) which, consistent with the Credit and Collection Policy, would be written off the Provider's books as uncollectible.

            "Delinquency Ratio" has the meaning set forth in the RPTA.

            "Delinquent Receivable" shall mean a Receivable (a) that has not been paid in full on or following the 180th day following the invoicing thereof, or (b) that is a Denied Receivable.

            "Denied Receivable" shall mean any Receivable to which any related representations or warranties have been discovered at any time to have been breached.

            "Depositary Agreement" means that certain Depositary Account Agreement, dated the date hereof, among the Provider, the Borrower, the Lender, and the Lockbox Bank, in substantially the form attached hereto as Exhibit VIII, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

            "Distribution" shall mean any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any capital interest in the Borrower, or return any capital to its shareholders as such, or purchase, retire, defease, redeem or otherwise acquire for value or make any payment in respect of any shares of any class of capital interests in the Borrower or any warrants, rights or options to acquire any such interests, now or hereafter outstanding.

            "Documents" shall mean this Agreement, the RPTA, the Depositary Agreement, each Borrower's Certificate, each Borrowing Base Certificate, and each other document or instrument now or hereafter executed and delivered to the Lender by or on behalf of the Borrower pursuant to or in connection herewith or therewith.

            "Eligible Investments" shall mean one or more of the following:

                  (a) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, that are non-callable, that have a fixed dollar amount of principal due at maturity that cannot vary or change, and, if rated by Standard & Poor's, do not have an 'r' highlighter affixed to its rating; or

                  (b) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a long-term unsecured debt rating in the highest rating category of at least two rating agencies; and, in the case of Standard & Poor's rating, that such securities do not have an 'r' highlighter affixed to its rating; or

                  (c) commercial paper with (i) an original maturity of less than 270 days, (ii) a rating in the highest rating category of at least two rating agencies, and (iii) if rated by Standard & Poor's, no 'r' highlighter affixed to its rating; or

                  (d) certificates of deposit of, banker's acceptances issued by, or federal funds sold by, any depository institution or trust company (including any bank incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities) so long as at the time of such investment or contractual commitment providing for such investment such depository institution or trust company has a short-term unsecured debt rating in the highest rating category (without regard to modifiers such as "+" or "-") of at least two rating agencies and provided, that each such investment has an original maturity of less than 365 days, and provided, further that in the case of a Standard & Poor's rating, that such investment does not have an 'r' highlighter affixed to its rating; or

                  (e) repurchase agreements governing direct general obligations of the United States of America having a maturity of not more than 60 days from the date of acquisition with an obligor having the highest rating category of at least two rating agencies at the time of such investment provided, that in the case of a Standard & Poor's rating, that such investment does not have an 'r' highlighter affixed to its rating; or

                  (f) shares of money market funds (i) rated in the highest rating category by at least two rating agencies or (ii) the assets of which are invested solely in investments of the type specified in clauses
      (a), (b), (c) or (d) of the definition of Eligible Investments.

            "Eligible Receivables" means Receivables that satisfy the Eligibility Criteria.

            "Eligibility Criteria" means the criteria and basis for determining whether a Receivable shall be deemed by the Lender Group to qualify as an Eligible Receivable, all as set forth in Exhibit VI hereto, as such Eligibility Criteria may be modified from time to time by the Lender in its good faith discretion upon Written Notice to and after consultation with the Borrower.

            "Employee Benefit Plan" means any employee benefit plan within the meaning of ss. 3(3) of ERISA maintained by the Provider, the Borrower, any of their respective ERISA Affiliate, or with respect to which any of them have any liability.

            "EOB" means the explanation of benefit from an Obligor that identifies the services rendered on account of the Receivable specified therein.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "ERISA Affiliate" means any entity which is under common control with the Borrower within the meaning of ERISA or which is treated as a single employer with the Borrower under the Internal Revenue Code of 1986, as amended.

            "Event of Default" means any of the events specified in Exhibit V hereto.

            "Event of Termination" shall have the meaning set forth in the RPTA.

            "Excluded Claims" has the meaning set forth in Section 1.09(b).

            "Excluded Taxes" shall mean taxes upon or determined by reference to the Lender's net income imposed by the jurisdiction in which such Lender is organized or has its principal or registered office.

            "Expected Net Value" means, with respect to any Eligible Receivable, the gross unpaid amount of such Receivable on date of creation thereof, times the Net Value Factor.

            "Fee and Interest Shortfall" as of any Funding Date, shall mean the amount, if any, of A/R Fee or interest that is due and payable and has not otherwise been paid in full by the Borrower.

            "Funding Date" means Tuesday of each week after the Initial Funding Date, or if such day is not a Business Day, the next succeeding Business Day.

            "GAAP" means generally accepted accounting principles in the United States of America, applied on a consistent basis as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or the rules and regulations of the Securities and Exchange Commission and/or their respective successors and which are applicable in the circumstances as of the date in question.

            "Governmental Entity" means the United States of America, any state, any political subdivision of a state and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. Payments from Governmental Entities shall be deemed to include payments governed under the Social Security Act (42 U.S.C. ss.ss. 1395 et seq.), including payments under Medicare, Medicaid and CHAMPUS, and payments administered or regulated by HCFA.

            "HCFA" means the Health Care Financing Administration of the United States Department of Health and Human Services.

            "Indemnified Party" has the meaning set forth in Section 1.09(b).

            "Initial Funding Date" means the date of the initial Revolving Advance in respect of Receivables hereunder.

            "Insurer" means any Person which in the ordinary course of its business or activities agrees to pay for healthcare goods and services received by individuals, including commercial insurance companies, nonprofit insurance companies (such as Blue Cross, Blue Shield entities), employers or unions which self-insure for employee or member health insurance, prepaid health care organizations, preferred provider organizations and health maintenance organizations. "Insurer" includes insurance companies issuing health, personal injury or other types of insurance but does not include any individual guarantors.

            "Interest Payment Date" shall mean the last day of each Month, or if such day is not a Business Day, the next succeeding Business Day.

            "Last Service Date " means, with respect to any Eligible Receivable, the date set forth on the related invoice or statement as the most recent date on which services or merchandise were provided by the Provider to the related patient or customer.

            "Lender" has the meaning set forth in the preamble hereto.

            "Lender Debt" means and includes any and all amounts due, whether now existing or hereafter arising, under the Agreement, including, without limitation, any and all principal, interest, penalties, fees, charges, premiums, indemnities and costs owed or owing to the Lender, the Program Manager or the Master Servicer by the Borrower, the Provider, arising under or in connection with this Agreement, the RPTA or the Depositary Agreement, in each instance, and all interest and other charges thereon, including, without limitation, post-petition interest whether or not such interest is an allowable claim in a bankruptcy.

            "Lender Group" means (i) the Lender, the Program Manager and the Master Servicer, and (ii) the Lender's agents and delegates identified from time to time to effectuate this Agreement.

            "Lender Lockbox" means the lockbox located at the address set forth on Schedule IV to receive checks and EOB's with respect to Receivables payable by Insurers.

            "Lender Lockbox Account" means the account at the Lockbox Bank as set forth on Schedule IV as associated with the Lender Lockbox and established by the Borrower to deposit Collections, including Collections received in the Lender Lockbox and Collections received by wire transfer directly from Insurers, all as more fully set forth in the Depositary Agreement.

            "Lender Reserve" has the meaning set forth in Section 2.02.

            "LIBO Rate" means the rate established by the Program Manager from time to time based on an annualized 30-day interest rate (calculated on the basis of actual days elapsed over a 360-day year) equal to the offered rate that appears on page 3751 of the Telerate Service for the Bank of Tokyo for U.S. dollar deposits of amounts and in funds comparable to the principal amount of the Revolving Loan.

            "Lien" means any lien, mortgage, security interest, tax lien, pledge, hypothecation, assignment, preference, priority, other charge or encumbrance, or any other type of preferential arrangement of any kind or nature whatsoever by or with any Person (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

            "Lockbox Bank" means Union Bank of California, N.A., as lockbox bank under the Depositary Agreement.

            "Loss-to-Liquidation Ratio" means, as of the last Business Day of each Month, a percentage equal to:

                                      DR/C

where:

            DR     =    The Expected Net Value of all Eligible Receivables
                        which became Defaulted Receivables in the four week period immediately prior to the date of calculation.

            C      =    Collections on such Eligible Receivables in the four
                        week period immediately prior to the date of calculation.

            "Master Servicer" means RJE Data Processing, Inc., and any other Person then identified by the Lender to the Borrower as being authorized to administer and service Receivables.

            "Maturity Date" means the earlier of (a) the Scheduled Maturity Date, and (b) the occurrence of an Event of Default if so declared by the Lender pursuant to Section 3.02 unless deemed to have occurred automatically.

            "Material Adverse Effect" means any event, condition, change or effect that (a) has a materially adverse effect on the business, operations or financial condition of (i) the Provider on a consolidated basis, (ii) the Borrower, or (iii) the Provider, (b) materially impairs the ability of the Borrower to perform its obligations under this Agreement, (c) materially impairs the ability of the Provider or the Borrower to perform their respective obligations under the RPTA, or (d) materially impairs the validity or enforceability of, or materially impairs the rights, remedies or benefits available to the Lender under this Agreement or (as assignee of the Borrower) under the RPTA.

            "Maximum Permissible Rate" has the meaning set forth in Section 1.11(a).

            "Month" means a calendar month.

            "Multiemployer Plan" means a plan, within the meaning of ss. 3(37) of ERISA, as to which the Borrower or any ERISA Affiliate contributed or was required to contribute within the preceding five (5) years.

            "Net Income" means, for any period, for any Person, the net income
(loss) of such Person for such period determined in accordance with GAAP.

            "Net Value Factor" means,  initially, as follows:

                        Obligor             Net Value Factor
                        -------             ----------------

                  Blue Shield                      10%
                  Client                           60%
                  Insurers/HMO's                   20%
                  MediCal                          15%
                  Medicare                         20%
                  Patient                          25%

as such percentage may be adjusted, upwards or downwards with Written Notice to the Borrower, in the good faith discretion of the Lender but in consultation with the Borrower and the Provider, based on historical actual final collections received on the Receivables within the past 180 days. "Client", as used herein, shall mean any third party who provides testing or laboratory services, such as hospitals and doctors' offices.

            "Non-Utilization Fee" has the meaning set forth in Section 1.05(c).

            "Notice" shall have the meaning set forth in the RPTA.

            "Obligor" means the Person responsible for the payment of all or any portion of a Receivable.

            "Other Corporations" means the Provider and each of its direct and indirect parents or subsidiaries other than the Borrower.

            "Other Taxes" has the meaning set forth in Section 1.08.

            "Overnight Rate" means the interest rate for overnight funds as set by the Lockbox Bank from time to time.

            "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

            "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereto

            "Private Payor" means a Person other than an Insurer or Governmental Entity.

            "Program Manager" means (i) Daiwa Securities America Inc. or (ii) any other Person then identified by the Lender to the Borrower as being authorized to provide administrative services with respect to the Lender and the Lender's finance, funding and collection of healthcare receivables.

            "Property" means property of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the date of this Agreement.

            "Provider" means Physicians Clinical Laboratory, Inc., together with its Affiliates, corporate successors and permitted assigns.

            "Provider Lockbox" means the lockbox set forth on Schedule IV hereto to receive checks and EOB's with respect to Receivables payable by Governmental Entities.

            "Provider Lockbox Account" means the account set forth on Schedule IV hereto in the name of the Provider and associated with the Provider Lockbox established and controlled by the Provider to deposit Collections, including Collections received in the Provider Lockbox and Collections received by wire transfer directly from Governmental Entities, all as more fully set forth in the Depositary Agreement.

            "Receivable Information" has the meaning set forth in the RPTA.

            "Receivables" means the third-party reimbursable or the third-party directly payable portion of healthcare accounts receivable or Self-Pay, owing to the Borrower, arising out of the sale of medical products or the rendition of medical services by the Provider, including all rights to reimbursement under any agreements with and payments from Obligors, together with, to the maximum extent permitted by law, all accounts and general intangibles related thereto, all rights, remedies, guaranties, security interests and Liens in respect of the foregoing, all books, records and other Property evidencing or related to the foregoing and all proceeds of any of the foregoing.

            "Related Person" means any incorporator, stockholder, Affiliate (other than the Program Manager), agent, attorney, officer, director, member, manager, employee or partner of the Lender or its stockholders.

            "Reserve Requirement" means, during any Month, a minimum amount equal to the aggregate amount of A/R Fees and interest reasonably projected by the Program Manager to be due and payable for such Month and if the "days sales outstanding" as historically determined exceeds thirty days, then such amount to be deposited as the Reserve Requirement shall be added to as follows:

          days sales outstanding   incremental amount
          ----------------------   ------------------

                   31-60           one Month's projected A/R Fees and interest
                   61-90           two Months' projected A/R Fees and interest
                  91-120           three Months' projected A/R Fees and interest
                 121-150           four Months' projected A/R Fees and interest
                 151-180           five Months' projected A/R Fees and interest

            "Revolving Advance" has the meaning set forth in Section 1.01(a).

            "Revolving Commitment" has the meaning set forth in Section 1.02.

            "Revolving Loan" has the meaning set forth in Section 1.01(a).

            "RPTA" means that certain Healthcare Receivables Purchase and Transfer Agreement, dated as of the date of this Agreement, between the Provider and the Borrower, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Scheduled Maturity Date" means the date 24 months after the Initial Funding Date.

            "Self-Pay" means a healthcare account receivable for which a patient or customer of the Provider is directly and primarily liable to pay.

            "Servicer Termination Event" shall have the meaning set forth in the RPTA.

            "Special Reserve Account" means an account to be established at the Lockbox Bank to provide a cash reserve with respect to certain payments required to be made by the Provider to the Internal Revenue Service, all in the manner required pursuant to the RPTA and pursuant to the Collateral Account Agreement.

            "Special Reserve Requirement" shall have the meaning set forth in the RPTA.

            "Tangible Net Worth" with respect to the Borrower, means, at any time, the excess of (i) the Expected Net Value of all Receivables owned by the Borrower and not financed by the Lender, plus cash, plus investments, plus amounts which are owing from the Lender to the Borrower minus (ii) the sum of all accrued unpaid monetary obligations and accrued unpaid fees and expenses payable hereunder or otherwise owed by the Borrower.

            "Transmission" means, upon establishment of computer interface between the Borrower and the Master Servicer in accordance with the specifications established by the Master

Servicer, the transmission of Receivable Information through computer interface to the Master Servicer, and prior to such time (not to exceed 60 days from the Initial Funding Date), by facsimile or overnight courier, all in a manner satisfactory to the Master Servicer.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

            "Written Notice" and "in writing" shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

            Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                                  EXHIBIT II.

                       CONDITIONS OF REVOLVING ADVANCES

            1. Conditions Precedent on Initial Funding Date. The making of the Revolving Advance on the Initial Funding Date is subject to the conditions precedent that the Lender shall have received on or before the Initial Funding Date the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Lender:

            (a) A certificate issued by the Secretary of State of the State of Delaware, dated as of a recent date, as to the legal existence and good standing of the Borrower (which certificate may be dated not more than 20 days prior to the Initial Funding Date) or an opinion of counsel for the Borrower to that effect.

            (b) Certified copies of the Certificate of Incorporation and By-laws of the Borrower and all amendments thereto, certified copies of resolutions of the Board of Directors of the Borrower approving this Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement.

            (c) A certificate of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other documents to be delivered by it hereunder.

            (d) A copy of the opening balance sheet of the Borrower as at the Initial Funding Date, certified by the chief financial officer of the Borrower and by the Chief Executive Officer as to the accuracy thereof.

            (e) Acknowledgment or time-stamped receipt copies of proper financing statements (showing the Borrower as debtor and the Lender as secured party) duly filed on or before the Initial Funding Date under the UCC of all jurisdictions that the Lender may deem necessary or reasonably desirable in order to perfect the security interests contemplated by the Agreement.

            (f) Releases of, and acknowledgment copies of proper termination statements (Form UCC-3), if any, necessary to evidence the release of all security interests, ownership and other rights of any Person previously granted by Borrower in its Accounts.

            (g) A copy of each of the Provider's existing forms of customer consents which were signed by each customer for which the currently existing Receivables were created, as well as a copy of each new customer consent form to be signed by each customer for which a Receivable will be created after the Initial Funding Date, which consent forms authorize certain demographic and medical information with respect to such customer to be disclosed by the Provider to its servicing agents and by such servicing agents to any third party obligors thereon, certified by a Secretary or Assistant Secretary of the Borrower as being true, complete and correct.

            (h) A favorable opinion of Jones, Day, Reavis & Pogue, substantially in the form attached hereto as Exhibit IX-A.

            (i) A favorable opinion of Jones, Day, Reavis & Pogue, counsel for the Borrower and the Provider, substantially in the form attached hereto as
Exhibit IX-B.

            (j) The Assignment of Healthcare Receivables Purchase and Transfer Agreement as Collateral Security with respect to the RPTA and assignments of all other documents, lockboxes and lockbox accounts with respect to the RPTA, duly executed by the Borrower and acknowledged by the Provider.

            (k) Originally executed copies of the RPTA, all other documentation required to be delivered with respect to this Agreement and the RPTA, all in form and substance satisfactory to the Lender, which agreements shall be in full force and effect and enforceable in accordance with their respective terms.

            (l) Evidence that all of the conditions precedent with respect to the Provider to the initial purchase from the Provider under the RPTA have been satisfied or waived.

            (m) A duly executed Depositary Agreement, together with evidence satisfactory to the Lender that the Provider Lockbox and the Provider Lockbox Account have been established.

            (n) Payment of an advisory fee of $250,000 to Daiwa Securities America Inc.

            (o) Payment of all reasonable attorneys' fees plus reasonable disbursements incurred by the Lender Group.

            (p) Affirmation by Duff & Phelps Credit Rating Co. or an equivalent rating agency acceptable to the Lender of the transactions contemplated hereunder with a minimum rating of AA/BBB-.

            (q) Evidence that the capitalization of the Borrower is satisfactory to the Lender.

            (r) Evidence that all monies due to MediCal have been paid in full.

            (s) Evidence that the Medicare Reserve Requirement has been funded in full and that any other reserve required pursuant to Section 5.11 of the RPTA has been funded in full.

            (t) Evidence from the Master Servicer that, in its sole judgment, all computer linkups and interfaces with the Provider are fully operational to the satisfaction of the Master Servicer.

            2. Conditions Precedent on All Funding Dates. Each Revolving Advance on a Funding Date (including the Initial Funding Date) shall be subject to the further conditions precedent that the Borrower and the Lender shall have agreed upon the terms of such Revolving Advance and also that:

            (a) the Borrower shall have delivered to the Lender, at least two Business Days prior to such Funding Date, in form and substance satisfactory to the Lender a completed Borrower's Certificate and a Borrowing Base Certificate, together with such additional information as may reasonably be requested by the Lender or the Master Servicer;

            (b) on such Funding Date the following statements shall be true (and acceptance of the proceeds of such Revolving Advance shall be deemed a representation and warranty by the Borrower that such statements are then true):

                  (i) the representations and warranties contained in Exhibits III and VII are correct on and as of the date of such Revolving Advance as though made on and as of such date other than such representations and warranties that, by their terms, refer only to a specific date other than such Funding Date, and

                  (ii) no event has occurred and is continuing, or would result from such Revolving Advance or any actions connected therewith, that constitutes a Default or an Event of Default;

            (c) the Lender shall have received such other approvals, opinions or documents as it may reasonably request.

                                 EXHIBIT III.

                        REPRESENTATIONS AND WARRANTIES

            The Borrower represents and warrants as follows:

            (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified.

            (b) The execution, delivery and performance by the Borrower of the Agreement and the other documents to be delivered by it thereunder, (i) are within the Borrower's powers, (ii) have been duly authorized by all necessary organizational action, (iii) do not contravene (1) the Borrower's Certificate of Incorporation or its By-laws, (2) any law, rule or regulation applicable to the Borrower, (3) any contractual restriction binding on or affecting the Borrower or its Property, or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its Property, and (iv) do not result in or require the creation of any Lien upon or with respect to any of its Properties, other than the security interest created by the Agreement. The Agreement has been duly executed and delivered by the Borrower. The Borrower has previously furnished to the Lender a correct and complete copy of the Borrower's Certificate of Incorporation and By-laws including all amendments thereto.

            (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Entity is required for the due execution, delivery and performance by the Borrower of the Agreement or any other document to be delivered thereunder.

            (d) The Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law).

            (e) The Borrower has all power and authority, and has all permits, licenses, accreditations, certifications, authorizations, approvals, consents and agreements of all Insurers, Governmental Entities, accreditation agencies and any other Person necessary or required for the Borrower (i) to own the assets (including Receivables) that it now owns, (ii) to carry on its business as now conducted, (iii) to execute, deliver and perform the Agreement and the RPTA, and (iv) to receive payments from the Obligors in the manner contemplated in the Agreement and the RPTA.

            (f) Except as disclosed in Schedule III, the Provider has not been notified by any Insurer, Governmental Entity or instrumentality, accreditation agency or any other person, during the immediately preceding 12 month period, that such party has rescinded or not renewed, or is reasonably likely to rescind or not renew, any such permit, license, accreditation, certification,


                                    III-1
authorization, approval, consent or agreement granted by it to the Provider or to which it and the Provider are parties.

            (g) As of the Initial Funding Date, all conditions precedent set forth in Exhibit II have been fulfilled or waived in writing by the Lender, and as of each Funding Date, the conditions precedent set forth in paragraph 2 of such Exhibit II have been fulfilled or waived in writing by the Lender.

            (h) The opening balance sheet of the Borrower, copies of which have been furnished to the Lender, fairly presents the financial condition of the Borrower as of the date thereof in accordance with GAAP.

            (i) The RPTA is in full force and effect and no Event of Termination or Servicer Termination Event (without regard to waivers granted or sought) is continuing thereunder.

            (j) There is no pending or, to the Borrower's knowledge, threatened action, proceeding, injunction, writ or restraining order affecting the Borrower or the Provider before any court, Governmental Entity or arbitrator which could reasonably be expected to result in a Material Adverse Effect, or which purports to affect the legality, validity or enforceability of the Agreement, the RPTA or any other document executed in connection herewith or therewith, and neither the Borrower nor the Provider is currently the subject of, or has any present intention of commencing, an insolvency proceeding or petition in bankruptcy.

            (k) The Borrower is the legal and beneficial owner of the Receivables free and clear of any Lien; the Lender shall acquire a valid security interest in the Receivables and in the Collections with respect thereto subject to no third-party claims of interest thereon. No effective financing statement or other instrument similar in effect covering any Receivables or the Collections with respect thereto is on file in any recording office, except those being terminated on or before the Initial Funding Date and those filed in favor of the Borrower relating to the purchase of the Receivables under the RPTA and those in favor of the Lender relating to the Agreement, and no competing notice or notice inconsistent with the transactions contemplated in the Agreement has been sent to any Obligor since November 8, 1996.

            (l) All Receivable Information, information provided in the application for the program effectuated by the Agreement, and each other document, report and Transmission provided by the Borrower to the Lender Group is or shall be accurate in all material respects as of its date and as of the date so furnished.

            (m) Except as disclosed on Schedule III hereto, the principal place of business and chief executive office of the Borrower and the office where the Borrower keeps its records concerning the Receivables are located at the address referred to on the signature page of the Agreement and there have been no other such locations for the four immediately prior months.



                                    III-2

            (n) The provisions of the Agreement create, on the Initial Funding Date, legal and valid Liens in all of the Borrower's Receivables in the Lender's favor and when all proper filings and other actions necessary to perfect such Liens have been completed, will constitute a perfected and continuing Lien on all of the Borrower's Receivables, having priority over all other Liens on such Receivables of the Borrower, enforceable against the Borrower and all third parties.

            (o) The Borrower has not changed its principal place of business or chief executive office in the last five years except as disclosed on Schedule III hereto.

            (p) The exact name of the Borrower is as set forth on the signature page of the Agreement, and except as notified in writing to the Lender, the Borrower has not changed its name in the last 12 months, and, except as notified in writing to the Lender, the Borrower did not use, nor does the Borrower now use, any fictitious or trade name.

            (q) With respect to the Borrower or the Provider, since the Funding Date prior to the making of this representation, there has occurred no event which has or could reasonably be expected to have a Material Adverse Effect.

            (r) Neither the Borrower nor the Provider is in violation under any applicable statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over the Borrower or the Provider which has, or could reasonably be expected to have, a Material Adverse Effect.

            (s) The Borrower has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid, or made adequate provision for payment of, all taxes, assessments and other governmental charges due from the Borrower. No tax Lien has been filed and is now effective against the Borrower or any of its Properties except any Lien in respect of taxes and other charges not yet due or contested in good faith by appropriate proceedings. To the Borrower's knowledge, there is no pending investigations of the Borrower by any taxing authority nor any pending but unassessed tax liability of the Borrower.

            (t) The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement; the Borrower has not incurred debts or liabilities beyond its ability to pay; the Borrower will, after giving effect to the transaction contemplated by this Agreement, have an adequate amount of capital to conduct its business; the sales of Receivables hereunder are made in good faith and without intent to hinder, delay or defraud present or future creditors of the Borrower.

            (u) The Provider maintains only the one Provider Lockbox and only the one Provider Lockbox Account, each as described on Schedule IV to the Agreement, for Receivables of which the Obligor is a Governmental Entity (except those lockboxes and lockbox accounts terminated or being terminated prior to or on the Initial Funding Date); and no direction is in effect directing Obligors to remit payments on Receivables other than to the applicable Lender Lockbox,


                                    III-3

Lender Lockbox Account, Provider Lockbox, or Provider Lockbox Account, each as described on Schedule IV.

            (v) The Borrower has no pension plans or profit sharing plans.

            (w) There are no pending civil or criminal investigations by any Governmental Entity involving the Borrower, the Provider or any of their respective officers or directors and neither the Borrower, the Provider or any of their respective officers or directors has been involved in, or the subject of, any civil or criminal investigation by any Governmental Entity.

            (x) The sole business of the Borrower is as provided in its Certificate of Incorporation.

            (y) The assets of the Borrower are free and clear of any Liens in favor of the Internal Revenue Service, any Employee Benefit Plan, any Multiemployer Plan or the PBGC other than inchoate tax Liens resulting from an assessment of the Provider or the Borrower.

            (z) None of the Eligible Receivables constitutes or has constituted an obligation of any Person (other than an individual) which is an Affiliate of the Borrower.

            (aa) The Obligor of each Eligible Receivable has not been the Obligor of any Defaulted Receivables in the past 12 months (other than, for the purpose of this clause, as a result of good faith disputes).

            (bb) No transaction contemplated under this Agreement requires compliance with any bulk sales act or similar law.

            (cc) The Borrower has no Debt except hereunder and under the RPTA.


                                    III-4

                                  EXHIBIT IV.

                                   COVENANTS

            Until the payment in full of all Lender Debt and the termination of the Revolving Commitment hereunder:

            (a) Compliance with Laws, etc. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges could not reasonably be expected to result in Material Adverse Effect.

            (b) Offices, Records and Books of Account. The Borrower will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables at the address of the Borrower set forth under its name on the signature page to the Agreement or, upon 30 days' prior Written Notice to the Lender, at any other locations in jurisdictions where all actions reasonably requested by the Lender or otherwise necessary to protect and perfect the Lender's interest in the Receivables have been taken and completed. The Borrower shall keep its books and accounts in accordance with GAAP and shall make a notation on its books and records, including any computer files, to indicate that the Accounts have been assigned as security to the Lender and the security interest of the Lender in the Borrower's Accounts not assigned to the Lender, to the extent not sold or transferred. The Borrower shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and related contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for collecting all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable) and for providing the Receivable Information, it being understood that the Servicer may maintain such records and procedures on behalf of the Borrower.

            (c) Performance and Compliance with Contracts and Credit and Collection Policy. The Borrower will, at its expense, timely and fully perform and comply (and will cause the Provider or its designee to fully perform and comply) with all material provisions, covenants and other promises required to be observed by it under the contracts related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related contract, and the Borrower shall maintain, at its expense, in full operation each of the bank accounts and lockboxes required to be maintained under the Agreement. The Borrower shall do nothing, nor suffer or permit any other Person, to impede or interfere with the collection by the Lender, or the Master Servicer on behalf of the Lender, of the Receivables.

            (d) Notice of Breach of Representations and Warranties. The Borrower shall promptly (and in no event later than five Business Days following actual knowledge thereof) inform the Lender and the Master Servicer of any breach of covenants or representations and warranties hereunder and under the RPTA, including, without limitation, upon discovery of a breach of the Eligibility Criteria set forth in Exhibit VI hereof.

            (e) Debt, Sales, Liens, etc. The Borrower will not incur or assume any Debt or issue any securities except under or as contemplated by this Agreement. The Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Liens upon or with respect to, the Borrower's Accounts, or upon or with respect to any account to which any Collections are sent, or assign any right to receive income in respect thereof except (i) the Borrower may grant a Lien on Accounts that is expressly subordinated in writing to the Lien created hereunder in a manner acceptable to the Lender, in its sole discretion, (ii) those Liens in favor of the Lender or any assignee of the Lender relating to the Agreement, and (iii) Liens in respect of taxes not yet due or contested in good faith by appropriate proceedings.

            (f) Extension or Amendment of Receivables. The Borrower shall not amend, waive or agree, or otherwise suffer or permit the Provider to amend, waive, or agree, to any deviation from the terms or conditions of any Receivable in a manner inconsistent with the Credit and Collection Policy.

            (g) Change in Business or Credit and Collection Policy. The Borrower will not make any change in the Credit and Collection Policy or make any change in the character of its business that, in either event, could reasonably be expected to result in a Material Adverse Effect. The Borrower will not make any other material changes in the Credit and Collection Policy without the prior written consent of the Lender.

            (h) Audits and Visits. The Borrower will permit the Lender, from time to time during regular business hours as requested by the Lender and upon reasonable advance notice (unless an Event of Default has occurred and is continuing, in which case no notice is required), without interfering with the Borrower's or the Provider's business or operations and subject to compliance with applicable law in the case of review of customer information, or its agents or representatives (including the Master Servicer), (i) to examine, audit and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Borrower relating to Receivables including, without limitation, the related contracts; (ii) to visit the offices and properties of the Borrower for the purpose of examining and auditing such materials described in clause (i) above, provided that, absent the occurrence of an Event of Default, the examination and audit in clauses (i) and (ii) above shall not occur more frequently than once every twelve months; and (iii) to discuss matters relating to Receivables or the Borrower's performance hereunder or under the contracts with any of the officers or employees of the Borrower having knowledge of such matters. The Borrower shall permit the Master Servicer to have at least one of its agents or representatives physically present in the Borrower's administrative office during normal business hours to assist the Borrower in the collection of Receivables.

            (i) Change in Payment Instructions. The Borrower will not terminate the Provider Lockbox, the Provider Lockbox Account, the Lender Lockbox, or the Lender Lockbox Account, or make any change or replacement in the instructions contained in any Notice or otherwise, or regarding payments to be made to the Borrower, the Lender or the Master Servicer, except upon the prior and express direction of the Program Manager or the Lender.

            (j) Reporting Requirements. The Borrower will provide to the Lender (in multiple copies, if requested by the Lender) the following:

                  (i) on Monday of each week (or, if such day is not a Business Day, the immediately following Business Day), a Borrowing Base Certificate;

                  (ii) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, balance sheets of the Borrower as of the end of such quarter and statements of income, cash flows and retained earnings of the Borrower for the period commencing at the beginning of the current fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Borrower, and accompanied by a certificate of an authorized officer of the Borrower detailing its compliance for such fiscal period with the financial covenants contained in this Agreement;

                  (iii) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, balance sheets as of, and statements of income for, such fiscal year, and accompanied by a certificate of an authorized officer of the Borrower detailing its compliance for such fiscal period with the financial covenants contained in this Agreement;

                  (iv) promptly and in any event within five Business Days after the occurrence of each Default or Event of Default, a statement of the chief financial officer of the Borrower setting forth details of such Default or Event of Default and the action that the Borrower has taken and proposes to take with respect thereto;

                  (v) at least ten Business Days prior to any change in the Borrower's name, a notice setting forth the new name and the proposed effective date thereof;

                  (vi) promptly (and in no event later than five Business Days following actual knowledge or receipt thereof), Written Notice in reasonable detail, of (x) any Lien asserted or claim made against a Receivable, or (y) the results of any cost report or similar audits of the Provider being conducted by any federal, state or county Governmental Entity or its agents or designees;

                  (vii) no later than five (5) Business Days after the commencement thereof, Written Notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower which, if determined adversely to the Borrower, could reasonably be expected to have a Material Adverse Effect;

                  (viii) as soon as possible and in any event within five (5) Business Days after becoming aware of the occurrence thereof, Written Notice of any matter that could reasonably be expected to have a Material Adverse Effect;

                  (ix) within 90 days after the end of each fiscal year of the Borrower, a certificate of independent certified public accountants stating that to their knowledge no Servicer Termination Event has occurred and exists as of the end of such fiscal year, or if in their opinion such a Servicer Termination Event has occurred and is continuing, a statement as to the nature thereof; and

                  (x) such other information respecting the Receivables or the condition or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

            (k) Notice of Proceedings; Overpayments. The Borrower shall promptly notify the Master Servicer (and modify the next Borrowing Base Certificate to be delivered hereunder) in the event of any action, suit, proceeding, dispute, set-off, deduction, defense or counterclaim that is or may be asserted by an Obligor with respect to any Receivable.

            (l) Officer's Certificate. On the date the financial statements referred to in subclauses (ii) and (iii) of clause (j) above are to be delivered after the Initial Funding Date, the chief financial officer of the Borrower shall deliver a certificate to the Lender, stating that, as of such date, (i) all representations and warranties are true and correct, (ii) no Default has occurred, and (iii) no Event of Default exists and is continuing.

            (m) Further Instruments, Continuation Statements. The Borrower shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action that the Program Manager or the Lender may reasonably request, from time to time, in order to perfect, protect or more fully evidence the assignment as security of the Receivables, or to enable the Lender or the Program Manager to exercise or enforce the rights of the Lender hereunder or under the Receivables. Without limiting the generality of the foregoing, the Borrower will upon the request of the Program Manager execute and file such UCC financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be, in the opinion of the Program Manager, necessary or appropriate. The Borrower hereby authorizes the Program Manager, upon ten Business Days' notice, to file one or more financing or continuation statements and amendments thereto and assignments thereof, relative to all or any of the Receivables now existing or hereafter arising without the signature of the Borrower where permitted by law. If the Borrower fails to perform any of its agreements or obligations under the Agreement, the Program Manager may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Program Manager incurred in connection therewith shall be payable by the Borrower.

            (n) Merger, Consolidation. The Borrower shall not merge with or into or consolidate with or into, another Person, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired).

            (o) No "Instruments". The Borrower shall not take any action which would allow, result in or cause any Eligible Receivable to be evidenced by an "instrument" within the meaning of the UCC of the applicable jurisdiction.

            (p) Preservation of Corporate Existence. The Borrower shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect the interests of the Lender or the Program Manager or their ability of to perform their respective obligations hereunder or under the RPTA.

            (q) RPTA. The Borrower will, at its sole expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed to be observed by it under the RPTA, maintain the RPTA in full force and effect, enforce the RPTA in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Lender, and make to any party to the RPTA such demands and requests for information and reports or for action as the Borrower is entitled to make thereunder and as may be from time to time reasonably requested by the Lender. The Borrower shall not permit any waiver, modification or amendment of the RPTA. The Borrower shall not permit any other Person to become a "Provider" under the RPTA without the prior written consent of the Lender.

            (r) Master Servicer Certificate. On or before the thirtieth calendar day after the Initial Funding Date, the Lender shall receive a certificate from the Master Servicer stating that all computer linkups and interfaces necessary or desirable, in the judgment of the Master Servicer, to effectuate the transactions and information transfers contemplated hereunder, are fully operational to the satisfaction of the Master Servicer.

                               SPECIAL COVENANTS
                              ENTITY SEPARATENESS

            Until the payment in full of all Lender Debt and the termination of the Revolving Commitment hereunder:

            (i) The Borrower will at all times maintain at least one independent director who is (x) not a current or former officer, director or employee of an Affiliate of the Borrower or any Other Corporation and who is not a current or former officer or employee of the Borrower and (y) not a stockholder of any Other Corporation or any of their respective Affiliates.

            (ii) The Borrower will not direct or participate in the management of any of the Other Corporations' operations.

            (iii) The Borrower will at all times be adequately capitalized in light of its contemplated business.

            (iv) The Borrower will at all times provide for its own operating expenses and liabilities from its own funds; it being understood that certain organizational expenses of the Borrower and expenses relating to the creation and initial implementation of the financing program contemplated by the Documents will be paid for by the Provider.

            (v) Subject to consolidation with the Provider for accounting and tax purposes, the Borrower will maintain its assets and transactions separately from those of the Other Corporations and reflect such assets and transactions in financial statements separate and distinct from those of the Other Corporations and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of the Other Corporations. The Borrower will maintain telephone numbers, mailing addresses, stationery and other business forms that are separate and distinct from those of any Affiliate of the Borrower or any Other Corporation. The Borrower will not hold itself out as being liable, primarily or secondarily, for any obligations of the Other Corporations.

            (vi) The Borrower will not maintain any joint account with the Provider or any Other Corporation, or be a party, whether as a co-obligor or otherwise, to any agreement to which any Other Corporation is a party (other than the RPTA) or become liable as a guarantor or otherwise with respect to any indebtedness or contractual obligation of any Other Corporation.

            (vii) Other than as contemplated under this Agreement or under the RPTA and the payment of dividends or distributions to its members, the Borrower will not make any payment or distribution of assets with respect to any obligation of any Other Corporation or grant a Lien on any of its assets to secure any obligation of any Other Corporation.

            (viii)The Borrower will not make any loans, advances or otherwise extend credit to any of the Other Corporations, provided, that the Borrower may issue dividends or distributions to each of its stockholders to the extent otherwise permitted under this Agreement and under applicable law.

            (ix) The Borrower will hold regular duly noticed meetings of its stockholders and make and retain minutes of such meetings. The duly elected Board of Directors of the Borrower and the duly appointed officers of the Borrower will at all times have sole authority to conduct decisions and actions with respect to the daily business affairs of the Borrower.

            (x) The Borrower will comply in full with the procedures set forth in the RPTA with respect to the assignment of all assets from any of the Other Corporations.

            (xi) The Borrower will not engage in any transaction with any of the Other Corporations or any of their respective subsidiaries, except as permitted or contemplated by the Agreement and as contemplated by the RPTA.

            (xii) The Borrower will not enter into any transaction with any Affiliate or third party except (a)(x) as permitted or contemplated by this Agreement or the RPTA, or (y) investments of cash and cash equivalents with third parties and (b) on terms and conditions which reasonably approximate an arm's length transaction between unaffiliated parties.

            (xiii) The Borrower will not amend, modify or supplement its Certificate of Incorporation or By-laws.

            (xiv) The Borrower will not have any Subsidiaries nor ownership interest in any other entities.

            (xv) The Borrower will conduct its business at an office segregated from the offices of any Other Corporation. If office space is leased from any Other Corporation, a separate written lease on arm's length terms will be in effect at a market rental rate.

                                  EXHIBIT V.

                               EVENTS OF DEFAULT

            Each of the following shall be an "Event of Default":

            (a) The Borrower shall default in the due and punctual payment of the principal of the Revolving Loan, when and as the same shall become due and payable (except that the Borrower shall have up 15 days to cure such a default with respect to a Borrowing Base Deficiency) whether pursuant to Article II of this Agreement, at maturity, by acceleration or otherwise.

            (b) The Borrower shall default in the due and punctual payment of any installment of interest on the Revolving Loan or any other Lender Debt or of any fee or expense owing to the Lender pursuant to any of the Documents, when and as such amount of interest, fee or expense shall become due and payable and such default shall continue unremedied for three (3) Business Days.

            (c) The Borrower shall default in the performance or observance of any covenant, agreement or provision (other than as described in clause (a) or (b) above) contained in this Agreement or any other Document or in any instrument or document evidencing or creating any obligation, guaranty or Lien in favor of the Lender in connection with or pursuant to this Agreement or any Lender Debt, and, except in the case of the agreements and covenants contained in any Document as to each of which no notice or grace period shall apply, such default continues for a period of thirty days (or, in the case where agreements and covenants contained in any Document provide for a grace period that is less than thirty days, continuance of a default for such shorter period) after there has been given Written Notice of such default to either of the Borrower or the Provider by the Lender; or if this Agreement or any other Document or any such other instrument or document shall terminate, be terminated or become void or unenforceable for any reason whatsoever without the written consent of the Agent.

            (d)   An Event of Termination shall have occurred under the RPTA.

            (e) The Borrower shall send a Revocation Order (as defined in the Depositary Agreement) or make any change or replacement in the Standing Revocable Instruction (as defined in the Depositary Agreement).

            (f) Any representation or warranty made or deemed made by the Borrower (other than with respect to the eligibility of Receivables as Eligible Receivables hereunder) under or in connection with the Agreement or any information or report delivered by the Borrower (other than with respect to the Provider) pursuant to the Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered.

            (g) The Borrower shall incur any Debt other than the Debt under this Agreement.

            (h) This Agreement shall for any reason (other than pursuant to the terms hereof) fail or cease to create or fail or cease to be a valid and perfected security interest in the Receivables and the Collections with respect thereto free and clear of all Liens (other than Liens referred to in clauses
(i), (ii) and (iii) of paragraph (e) of Exhibit IV).

            (i) The Borrower or the Provider shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or the Provider seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its Property) shall occur; or the Borrower or the Provider shall take any action to authorize any of the actions set forth above in this paragraph (i).

            (j) As of any date of determination, the Provider is found to have been overpaid by Governmental Entities by 8% or more during any period covered by an audit conducted by the HCFA and such overpayment is not repaid within 30 days of the earlier of receipt of a notice by, or the knowledge of, the Provider of a notice of such overpayment.

            (k) There shall have occurred any change in the financial condition or operations of the Borrower since its formation that has resulted in a Material Adverse Effect.

            (l) The Borrower (x) shall have entered into any transaction and not provided prompt Written Notice thereof to the Lender, or (y) shall have consummated, any transaction which shall result in the consummation of (i) the merger or consolidation of the Borrower, (ii) the acquisition of all or a substantial portion of the assets of any Person, (iii) the transfer, sale, assignment, lease or other disposition of all or a substantial portion of the Borrower's assets or Properties, or (iv) the sale of a controlling interest, directly or indirectly, in the Borrower.

            (m) The Loss-to-Liquidation Ratio in any four week period exceeds
10%.

            (n) The arithmetic average of the Loss-to-Liquidation Ratios in any three consecutive four week periods exceeds 8%.

            (o) The Delinquency Ratio in any four week period exceeds 10%.

            (p) Judgments or orders for payment of money (other than judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $500,000 in the aggregate against the Borrower remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 90 days or more.

            (q) Any governmental authority (including, without limitation, the Internal Revenue Service or the PBGC) files a notice of a Lien against any of the Receivables or other assets other than the Receivables involving an aggregate amount in excess of $500,000 which remains unpaid or discharged for a period of 45 days or more.

            (r) The Borrower shall fail to discharge within a period of thirty
(30) days after the commencement thereof any attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of $500,000 against any of its Properties.

            (s) The Borrower does not pay or discharge at or before maturity or before becoming delinquent all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its Property, except any taxes, levies, assessments or charges contested in good faith by appropriate proceedings.

            (t) The Borrower sells, leases, assigns, transfers, or otherwise disposes of any of its Receivables, except as permitted or contemplated under the Agreement.

            (u) The Borrower declares or makes any Distribution, unless both prior and subsequent to the effectiveness of such proposed Distribution, (i) no Event of Default is continuing, including an Event of Default under clause (w) of this Exhibit V hereof, (ii) such Distribution is in full compliance with applicable law, including the law of the State of Delaware as in effect at such time, and (iii) the Borrower and the recipient of such Distribution have taken all necessary and appropriate corporate action to effectuate such Distribution.

            (v) The Borrower engages in any business other than solely the businesses of directly or indirectly purchasing Receivables from the Provider and in financing such Receivables with the Lender hereunder and the other transactions permitted or contemplated hereby.

            (w) The Borrower shall at any time fail to maintain a Tangible Net Worth of at least 3.0% of the higher of (i) the Borrowing Limit, and (ii) the then outstanding amount of the Revolving Loan.

            (x) Any representation or warranty made or deemed made by the Provider under or in connection with the RPTA or any information or report delivered by the Provider pursuant to the RPTA shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered and such misstatement causes an Event of Default under the RPTA.

            (y) If, at any date, the aggregate Expected Net Value of all Delinquent Receivables that became Delinquent Receivables during the prior 3 months is in excess of 8% of the aggregate Expected Net Value of all Receivables sold by the Borrower to the Lender during the prior 3 months (regardless of any reassignment of Denied Receivables).

            (z) As of any date after the Initial Funding Date, (i) the dollar-weighted average days outstanding with respect to all outstanding Eligible Receivables on such date and on the same day of each of the two preceding Months (or if there is no corresponding day in any such preceding month, the last day of such month) is greater than 90 days, or (ii) the average over the preceding 90-day period of the dollar-weighted average days outstanding with respect to all outstanding Eligible Receivables on each day during such period is greater than 90 days.

            (aa) As of any date after the Initial Funding Date, more than 20% of all outstanding Eligible Receivables are aged more than 120 days but less than 180 days from the respective Last Service Dates of such Eligible Receivables.

                                  EXHIBIT VI.

                             ELIGIBILITY CRITERIA

            Until further Written Notice from the Lender to the Borrower, the following shall constitute the Eligibility Criteria for acceptance of Receivables for financing and inclusion in the Borrowing Base under the Agreement (the "Eligibility Criteria"); provided, that, with respect to Receivables payable by Governmental Entities and Insurers, the Lender may only modify the Eligibility Criteria in accordance with its customary and reasonable commercial practices (the Eligibility Criteria relating to all other Persons being subject to modifications in the sole and absolute discretion of the Lender):

            (a) The information provided by the Borrower with respect to each such Receivable is complete and correct and all documents, attestations and agreements relating thereto that have been delivered to the Lender are true and correct, and the Provider has billed the applicable Obligor and has delivered to such Obligor all requested supporting claim documents with respect to such Receivable and no amounts with respect to such Receivable have been paid as of the date and time of the sale of such Receivable to the Lender. The Provider has, or has the right to use, valid provider identification numbers and licenses to generate valid Receivables. All information set forth in the bill and supporting claim documents with respect to such Receivable is true, complete and correct; if additional information is requested by the Obligor, the Borrower (or the Provider) has or will promptly provide the same, and if any error has been made with respect to such information, the Borrower will promptly correct the same and, if necessary, rebill such Receivable.

            (b) Each such Receivable (i) is payable, in an amount not less than its Expected Net Value, by the Obligor identified by the Provider as being obligated to do so, (ii) is based on an actual and bona fide provision of services or sale of goods to the customer by the Provider in the ordinary course of business, (iii) is denominated and payable only in U.S. dollars in the United States, (iv) is an account receivable or general intangible within the meaning of the UCC of the state in which the Provider has its principal place of business, or is a right to payment under a policy of insurance or proceeds thereof, and is not evidenced by any instrument or chattel paper, and (v) shall be subject to a customer consent form approved by the Lender and executed by the applicable customer. There is no payor other than the Obligor identified by the Borrower as the payor primarily liable on such Receivable.

            (c) Each such Receivable (i) is not the subject of any action, suit, proceeding or dispute (pending or threatened), setoff, counterclaim, defense, abatement, suspension, deferment, deductible, reduction or termination by the Obligor (except for statutory rights of Governmental Entities that are not pending or threatened), (ii) is not past, or within 60 days of, the statutory limit for collection applicable to the Obligor or is not aged more than 180 days from its Last Service Date, and (iii) was not billed to the Obligor on a date more than 45 days after the Last Service Date.

            (d) Neither the Borrower nor the Provider has any guaranty of, letter of credit providing credit support for, or collateral security for, such Receivable, other than any such guaranty, letter of credit or collateral security as has been assigned to the Lender, and any such guaranty, letter of credit or collateral security is not subject to any Lien in favor of any other Person.

            (e) The goods and services provided and reflected by such Receivable were medically necessary for the customer or patient, and the customer or patient has received such goods and services.

            (f) The fees charged for the goods and services constituting the basis for such Receivable are consistent with the usual, customary and reasonable fees charged by other similar medical providers for the same or similar goods in the Provider's community and in the community in which the customer resides.

            (g) The Obligor with respect to each such Receivable is (i) not currently the subject of any bankruptcy, insolvency or receivership proceeding, nor is it unable to make payments on its obligations when due, (ii) located in the United States of America, and (iii) one of the following: (x) a Person which in the ordinary course of its business or activities agrees to pay for healthcare services received by individuals, including, without limitation, commercial insurance companies and non-profit insurance companies (such as Blue Cross and Blue Shield) issuing health, personal injury or other types of insurance, employers or unions which self-insure for employee or member health insurance, prepaid healthcare organizations, preferred provider organizations, health maintenance organizations, commercial hospitals, physician's groups or any other similar person, (y) a state, an agency or instrumentality of a state or a political subdivision of a state, or (z) the United States of America or an agency or instrumentality of the United States of America.

            (h) The financing of such Receivables hereunder is made in good faith and without actual intent to hinder, delay or defraud present or future creditors of the Borrower.

            (i) The insurance policy, contract or other instrument obligating an Insurer to make payment with respect to such Receivable (i) does not contain any provision prohibiting the grant of a security interest in such payment obligation from the customer to the Provider, from the Provider to the Borrower, or from the Borrower to the Lender, (ii) has been duly authorized and, together with such Receivable, constitutes the legal, valid and binding obligation of the Insurer in accordance with its terms, (iii) together with such Receivable, does not contravene in any material respect any requirement of law applicable thereto, and (iv) was in full force and effect and applicable to the customer or patient at the time the goods or services constituting the basis for such Receivable were sold or performed.

            (j) The insurance policy, contract or other instrument obligating a Governmental Entity to make payment with respect to such Receivable (i) has been duly authorized and, together with the applicable Receivable, constitutes the legal, valid and binding obligation of the Governmental Entity in accordance with its terms, (ii) together with the applicable Receivable, does not contravene in any material respect any requirement of law applicable thereto, and (iii) was in full force and effect and applicable to the customer or patient at the time the goods or services constituting the basis for such Receivable were sold or performed.

            (k) No consents by any third party to the sale of such Receivable are required other than consents previously obtained in writing by the Borrower, a copy of each such consent having been provided to the Lender.

            (l) The inclusion of such Receivable in the Borrowing Base would not increase the fraction expressed as a percentage where (i) the numerator is the sum of the then outstanding principal amount of Eligible Receivables for any obligor (or group of obligors) listed below included in the Borrowing Base, and
(ii) the denominator is the Borrowing Base for all Eligible Receivables, above the corresponding maximum percentage listed below:


                                                           Maximum
Obligor                                                   Percentage
-------                                                   ----------
Medicare                                                      50%
Medicaid                                                      85%
Blue Cross/Blue Shield                                        25%
All Commercial Insurance Obligors, HMOs and PPOs              75%
CHAMPUS/Champva                                               20%
any single AAA rated (non-governmental) Obligor               10%
any single AA rated (non-governmental) Obligor                10%
any single A rated (non-governmental) Obligor                  7%
any single BBB rated (non-governmental) Obligor                4%
any single unrated (non-governmental) Obligor                2.5%
any Self-Pay                                                  30%
workers' compensation                                          0%

            (m) Unless specifically verified and accepted by the Master Servicer or Program Manager, no single Eligible Receivable has an Expected Net Value greater than $15,000.

            (n) No prior sale or assignment of security interest which is still in effect on the applicable Funding Date has been made with respect to or granted in any such Receivable.

            (o) The Obligor of each Proposed Eligible Receivable and each Batch Receivable has not been the Obligor of any Defaulted Receivables in the past 12 months (other than, for the purpose of this clause, as a result of good faith disputes).

                                 EXHIBIT VII-A
                      FORM OF BORROWING BASE CERTIFICATE

                             DAIWA HEALTHCO-2 LLC
                            Borrowing Base Report
Report Submission Date:_____________
Schedule #:______________
As of Date:______________


                                                           --------------------
I.    Beginning A/R Balance (from Previous Report)
                                                           --------------------
II.   Additions:
                                                           --------------------
      2.01. New billings
                                                           --------------------
      2.02. Late Charges/Adjustments
                                                           --------------------
Total Additions
                                                           --------------------

                                                           --------------------
III.  Deductions:
                                                           --------------------
      3.01. Collections
                                                           --------------------
      3.02. Contractual/Discounts
                                                           --------------------
      3.03. Transfers Bad Debt
                                                           --------------------
      3.04. Other Discounts/Adjustments
                                                           --------------------
Total Deductions
                                                           --------------------

                                                           --------------------
IV.   Accounts Receivable Balance
                                                           --------------------

                                                           --------------------
V.    Less:  Ineligible Collateral
                                                           --------------------
VI.   Total Eligible Collateral (Gross)
                                                           --------------------
VII.  Estimated Net Value %
                                                           --------------------
VIII.       Total Eligible Collateral (Net)
                                                           --------------------
IX.   Less:  Unposted Cash
                                                           --------------------
X.    Adjusted Net Eligible Collateral
                                                           --------------------
XI.   Advance Rate Percentage                                       85%
                                                           --------------------
XII.  Maximum Loan Availability on Collateral
                                                           --------------------



                                    VII-1

XIII. Maximum Loan Availability per Agreement              $10,000,000
                                                 ------------------------------

                                                           --------------------
XIV.  TOTAL LOAN AVAILABILITY (LESSOR OF 12 OR 13)
                                                           --------------------

                                                           --------------------
XV.   Outstanding Loan Balance Prior Report
                                                           --------------------
XVI.  Less Collections (Net Cash)
                                                           --------------------
XVII. Plus Draws Since Prior Report
                                                           --------------------
XVIII.Interest Due/Fees
                                                           --------------------
XIX.  Additional Advance Requested
                                                           --------------------
XX.   LOAN BALANCE THIS REPORT
                                                           --------------------

                                                           --------------------
XXI.  NET AVAILABILITY (14. minus 20.)
                                                           --------------------

The two undersigned representatives of the Borrower represent and warrant that the foregoing information is true, complete and correct and that the collateral reflected herein conforms and complies with the conditions, terms, warranties, representations and covenants set forth in the Loan and Security Agreement between the undersigned and Daiwa Healthco-2 LLC and any supplements and amendments, if any, thereto (the "Agreement"). The undersigned promises to pay to Daiwa Healthco-2 LLC the new loan balances reflected above, plus interest, as set forth in the Agreement.


BIO-CYPHER FUNDING CORP.


By:_________________________________          Date:____________
      Name:  J. Marvin Feigenbaum
      Title: Chief Executive Officer



By:_____________________________
      Name:
      Title:


                                    VII-2

                                 EXHIBIT VII-B


                        FORM OF BORROWER'S CERTIFICATE



Daiwa Healthco-2 LLC
Two Wall Street
New York, New York 10005


Ladies and Gentlemen:

            The undersigned refers to the Loan and Security Agreement, dated as of September 30, 1997 (as the same may be amended, supplemented, restated, or modified from time to time, the "Loan Agreement") between Bio-Cypher Funding Corp. (the "Borrower") and Daiwa Healthco-2 LLC (the "Lender"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

            In accordance with Section 1.03 of the Loan Agreement and in fulfillment of the condition precedent set forth in Section 2(a) of Exhibit II thereto, the Borrower hereby gives you irrevocable notice that the undersigned requests a Revolving Advance under the Loan Agreement, and in connection therewith sets forth below the information relating to such Advance as required by Section 1.03 of the Loan Agreement:

            Proposed Revolving Advance:

                  (i) The Funding Date of such Revolving Advance is requested to be _______ __, 199_;

                  (ii) The amount of the Revolving Advance is requested to be
            $_______________; and

                  (iii) Attached is the Borrowing Base Certificate delivered to you on the immediately prior [ Day ].

            The Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of the proposed Revolving Advance:

                  (A) the representations and warranties contained in Exhibits
            III and IV of the Loan Agreement are and will be true and correct, both before and after giving effect to the Revolving Advance requested herein and to the application of the proceeds thereof, as though made on and as of such date (it being understood and agreed that


                                    VII-3
            any representation or warranty which by its terms is made on a specified date shall be required to be true and correct only as of such specified date); and

                  (B) no event has occurred and is continuing, or would result from the Revolving Advance requested herein or from the application of the proceeds thereof that constitutes or would constitute an Event of Default; and

                  (C) the aggregate outstanding principal amount of the
            Revolving Advances after giving effect to the Revolving Advance requested herein is not in excess of the lesser of the Revolving Commitment and the Borrowing Limit.


                                    Very truly yours,

                                    BIO-CYPHER FUNDING CORP.


                                    By:__________________________
                                       Name: J. Marvin Feigenbaum
                                       Title: Chief Executive Officer


                                    VII-4

                                 EXHIBIT VIII


                         FORM OF DEPOSITARY AGREEMENT


                               [TO BE ATTACHED]



                                    VIII-1

                                 EXHIBIT IX-A


                          FORM OF OPINION OF COUNSEL

                                 EXHIBIT IX-B


                          FORM OF OPINION OF COUNSEL

                                  SCHEDULE I


                             ADDRESSES FOR NOTICE



If to the Program Manager:

                        Daiwa Securities America Inc.
                        32 Old Slip, Financial Square
                        New York, New York 10005-3538
                        Attention: Chief Financial Officer
                        Tel:  (212) 612-6290
                        Fax:  (212) 612-7122


If to the Master Servicer:

                        RJE Data Processing, Inc.
                        2513 West Peterson
                        Chicago, Illinois 60659
                        Attention: Jack Callahan, President
                        Tel:  (312) 561-6966
                        Fax:  (312) 878-6355

                                  SCHEDULE II


                         CREDIT AND COLLECTION POLICY



                                 SEE ATTACHED.

                                 SCHEDULE III


                                  DISCLOSURES

Records:

      The Borrower keeps records concerning the receivables at the following addresses: (i) 3301 C Street, Suite 100E, Sacramento, California 95816; (ii) 201 Lathrop Way, Suite M, Sacramento, California 95815; and (iii) 811 South San Fernando Boulevard, Burbank, California 91502.

                                  SCHEDULE IV


                              LOCKBOX INFORMATION


Provider Lockbox:
                        Physicians Clinical Laboratory, Inc.
                        Post Office Box 450303
                        San Francisco, CA  94145-0030

Provider Lockbox Account:
                        Physicians Clinical Laboratory, Inc.
                        Account #23800012157
                        Lockbox Bank
                        Los Angeles, CA
                        ABA #122000496

Lender Lockbox:
                        Post Office Box 45744
                        San Francisco, CA  94145-0744

Lender Lockbox Account:
                        Daiwa Healthco-2 LLC
                        Account #0700489647
                        Lockbox Bank
                        Los Angeles, CA
                        ABA # 122000496